UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                               FORM 8-K/A

                            CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)   November 8, 2004


                  UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.
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Florida                      000-50022                   01-0626963
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State or other jurisdiction   Commission File IRS Employer Identification
 of incorporation)                Number                No.


14614 S.W. 174 Terrace
Miami, FL                                       33177
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(Address of principal                        (Zip/Postal Code)
  executive offices

Registrant's telephone number:     305-232-3257


           3801 N. University Drive, Suite 317, Sunrise, Florida 33351
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR 240.13e-4(c))

Item 8.01:  Other Events

     This filing supercedes the previous filing made in error.

     The Company has terminated its current lease and has moved its offices 14614 S.W. 174 Terrace, Miami FL 33177. The move was necessitated in order for the Company to trim its expenses while the Company continues to raise money to meet its business objectives.

New telephone number 305-232-3257

New facsimile number 305-232-2742


                                    SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.

Date:    November 9, 2004             By:   /s/ K.Hankin
                                        ----------------------
                                         Kenneth Hankin, President